American Beacon Balanced Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement Dated September 16, 2011 to the
Statement of Additional Information dated March 1, 2011

The information below supplements the Statement of Additional Information dated March 1, 2011, and is in addition to any other supplements.

In the “Additional Information About Investment Strategies and Risks” section, the first paragraph of the definition of High Yield Bonds is deleted and replaced with the following:

High Yield Bonds - High yield, non-investment grade bonds (also known as junk bonds) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by a rating organization. For example, Moody’s and Standard & Poor’s rate them Ba or lower and BB and lower, respectively. Please see “Appendix C Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High yield bonds are sometimes issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.

***********************************************************************************************************************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE